SUPPLEMENT TO PROSPECTUS
              OF SELECT ADVISORS VARIABLE INSURANCE TRUST ("VIT")
                               IN CONNECTION WITH

                      Touchstone Emerging Growth Portfolio
                   Touchstone International Equity Portfolio
                    Touchstone Income Opportunity Portfolio
                        Touchstone Value Plus Portfolio
                      Touchstone Growth & Income Portfolio
                         Touchstone Balanced Portfolio
                           Touchstone Bond Portfolio
                      Touchstone Standby Income Portfolio


CHANGE IN PORTFOLIO MANAGER

Eugene H. Gardner, Jr., one of the individuals at David L. Babson & Company, Inc. who was primarily responsible for the day-to-day investment management of the portion of the Emerging Growth Portfolio's assets managed by David L. Babson & Company, Inc., has been replaced by Dennis J. Scannell, Jr. David L. Babson & Company, Inc. is one of two Portfolio Advisors to the Emerging Growth Portfolio.

Mr. Scannell has been with David L. Babson & Company, Inc. since 1993 and is Vice President/Portfolio Manager.